Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FOURTH QUARTER		YEAR-TO-DATE
	2022	2021	2022	2021
NET SALES	$3,986.8	$3,981.9	$16,947.4	$15,281.3
COSTS AND EXPENSES
Cost of sales	3,233.3	2,854.9	12,663.3	10,189.1
Gross profit	753.5	1,127.0	4,284.1	5,092.2
% of Net Sales	18.9%	28.3%	25.3%	33.3%
Selling, general and administrative	757.2	933.4	3,370.0	3,193.1
% of Net Sales	19.0%	23.4%	19.9%	20.9%
Operating (loss) profit	(3.7)	193.6	914.1	1,899.1
% of Net sales	(0.1)%	4.9%	5.4%	12.4%
Other - net	64.6	2.1	274.8	121.5
(Gain) loss on sales of businesses	—	(3.0)	8.4	0.6
Asset impairment charge	—	—	168.4	—
Restructuring charges	—	1.7	140.8	14.5
(Loss) income from operations	(68.3)	192.8	321.7	1,762.5
Interest - net	83.9	43.8	283.8	175.6
(LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY INTEREST	(152.2)	149.0	37.9	1,586.9
Income taxes on continuing operations	(51.6)	(127.2)	(132.4)	55.1
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS BEFORE EQUITY INTEREST	(100.6)	276.2	170.3	1,531.8
Share of net earnings of equity method investment	—	3.0	—	19.0
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS	(100.6)	279.2	170.3	1,550.8
Less: Net earnings (losses) attributable to non-controlling interests	—	—	0.2	(1.7)
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$(100.6)	$279.2	$170.1	$1,552.5
Less: Preferred stock dividends and beneficial conversion feature	5.8	—	5.8	14.2
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	$(106.4)	$279.2	$164.3	$1,538.3
Add: Contract adjustment payments accretion	0.2	0.4	1.2	1.3
NET (LOSS) EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$(106.2)	$279.6	$165.5	$1,539.6
(Loss) earnings from discontinued operations before income taxes (including year-to-date 2022 pre-tax gain on Security sale of $1,197.4 million)	(22.6)	26.1	1,210.9	124.3
Income taxes on discontinued operations (including year-to-date 2022 income taxes for gain on Security sale of $312.5 million)	(78.2)	(22.8)	318.5	(12.4)
NET EARNINGS FROM DISCONTINUED OPERATIONS	$55.6	$48.9	$892.4	$136.7
NET (LOSS) EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$(50.6)	$328.5	$1,057.9	$1,676.3
NET (LOSS) EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$(45.0)	$328.1	$1,062.5	$1,689.2

BASIC (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$(0.72)	$1.75	$1.11	$9.69
Discontinued operations	$0.38	$0.31	$6.02	$0.86
Total basic (loss) earnings per share of common stock	$(0.35)	$2.06	$7.13	$10.55
DILUTED (LOSS) EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$(0.72)	$1.69	$1.06	$9.33
Discontinued operations	$0.37	$0.30	$5.70	$0.83
Total diluted (loss) earnings per share of common stock	$(0.34)	$1.99	$6.76	$10.16
DIVIDENDS PER SHARE OF COMMON STOCK	$0.80	$0.79	$3.18	$2.98
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	146,967	159,605	148,170	158,760
Diluted	146,967	165,383	156,553	165,024

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	December 31, 2022	January 1, 2022
ASSETS
Cash and cash equivalents	$395.6	$142.1
Accounts and notes receivable, net	1,231.0	1,481.7
Inventories, net	5,861.1	5,419.9
Current assets held for sale	—	869.6
Other current assets	487.0	613.1
Total current assets	7,974.7	8,526.4
Property, plant and equipment, net	2,353.1	2,336.8
Goodwill and other intangibles, net	12,977.5	13,285.7
Long-term assets held for sale	—	2,635.8
Other assets	1,658.0	1,395.3
Total assets	$24,963.3	$28,180.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$2,102.9	$2,241.1
Current maturities of long-term debt	1.2	1.3
Accounts payable	2,344.4	3,423.6
Accrued expenses	2,111.6	2,641.0
Current liabilities held for sale	—	460.4
Total current liabilities	6,560.1	8,767.4
Long-term debt	5,352.9	4,353.6
Long-term liabilities held for sale	—	137.4
Other long-term liabilities	3,336.1	3,329.2
Stanley Black & Decker, Inc. shareowners’ equity	9,712.1	11,590.5
Non-controlling interests’ equity	2.1	1.9
Total liabilities and shareowners' equity	$24,963.3	$28,180.0

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		FOURTH QUARTER		YEAR-TO-DATE
		2022	2021	2022	2021
	OPERATING ACTIVITIES
	Net (loss) earnings from continuing operations	$(100.6)	$279.2	$170.3	$1,550.8
	Net earnings from discontinued operations	55.6	48.9	892.4	136.7
	Depreciation and amortization	147.1	146.5	572.2	577.1
	(Gain) loss on sales of businesses	—	(3.0)	8.4	0.6
	Loss (gain) on sale of discontinued operations	22.6	—	(1,197.4)	—
	Asset impairment charge	—	—	168.4	—
	Share of net earnings of equity method investment	—	(3.0)	—	(19.0)
	Changes in working capital[1]	592.7	(117.3)	(1,704.7)	(1,490.8)
	Other	(66.3)	20.6	(369.1)	(92.3)
	Net cash provided by (used in) operating activities	651.1	371.9	(1,459.5)	663.1
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(130.5)	(196.6)	(530.4)	(519.1)
	Proceeds from sales of assets	1.8	1.3	41.7	8.4
	Proceeds from sales of businesses, net of cash sold	—	7.2	4,147.1	5.3
	Business acquisitions, net of cash acquired	0.2	(2,033.0)	(71.9)	(2,043.8)
	Net investment hedge settlements	—	(1.2)	10.6	(55.1)
	Proceeds from debt issuances, net of fees	—	—	992.6	—
	Stock purchase contract fees	(9.9)	(9.9)	(39.4)	(39.4)
	Credit facility borrowings	—	—	2,500.0	—
	Credit facility repayments	—	—	(2,500.0)	—
	Net short-term commercial paper (repayments) borrowings	(466.1)	2,073.9	(138.1)	2,224.6
	Proceeds from issuances of common stock	15.7	23.3	38.7	131.4
	Purchases of common stock for treasury	(4.3)	(14.2)	(2,323.0)	(34.3)
	Proceeds from issuances of remarketed preferred stock	750.0	—	750.0	—
	Redemption and conversion of preferred stock	(750.0)	—	(750.0)	(750.0)
	Craftsman contingent consideration	(8.8)	(7.8)	(41.3)	(29.3)
	Termination of interest rate swaps	—	(75.3)	22.7	(75.3)
	Cash dividends on common stock	(120.0)	(127.1)	(465.8)	(474.8)
	Cash dividends on preferred stock	(5.8)	—	(5.8)	(18.9)
	Effect of exchange rate changes on cash	63.9	(15.6)	(31.9)	(61.5)
	Other	3.0	(5.5)	(36.2)	(34.8)
	Net cash (used in) provided by investing and financing activities	(660.8)	(380.5)	1,569.6	(1,766.6)
	(Decrease) increase in cash, cash equivalents and restricted cash	(9.7)	(8.6)	110.1	(1,103.5)
	Cash, cash equivalents and restricted cash, beginning of period	414.6	303.4	294.8	1,398.3
	Cash, cash equivalents and restricted cash, end of period	$404.9	$294.8	$404.9	$294.8

	Free Cash Flow Computation[2]
	Net cash provided by (used in) operating activities	$651.1	$371.9	$(1,459.5)	$663.1
	Less: capital and software expenditures	(130.5)	(196.6)	(530.4)	(519.1)
	Free cash flow (before dividends)	$520.6	$175.3	$(1,989.9)	$144.0

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		December 31, 2022	January 1, 2022
	Cash and cash equivalents	$395.6	$142.1
	Restricted cash included in Other current assets	9.3	7.6
	Cash and cash equivalents included in Current assets held for sale	—	145.1
	Cash, cash equivalents and restricted cash	$404.9	$294.8

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	FOURTH QUARTER		YEAR-TO-DATE
	2022	2021	2022	2021
NET SALES
Tools & Outdoor	$3,382.9	$3,372.1	$14,423.7	$12,817.4
Industrial	603.9	609.7	2,523.4	2,463.1
Segment Net Sales	3,986.8	3,981.8	16,947.1	15,280.5
Corporate Overhead	—	0.1	0.3	0.8
Total	$3,986.8	$3,981.9	$16,947.4	$15,281.3
SEGMENT PROFIT
Tools & Outdoor	$3.4	$235.2	$971.9	$1,985.4
Industrial	68.2	53.7	236.2	256.6
Segment Profit	71.6	288.9	1,208.1	2,242.0
Corporate Overhead	(75.3)	(95.3)	(294.0)	(342.9)
Total	$(3.7)	$193.6	$914.1	$1,899.1
Segment Profit as a Percentage of Net Sales
Tools & Outdoor	0.1%	7.0%	6.7%	15.5%
Industrial	11.3%	8.8%	9.4%	10.4%
Segment Profit	1.8%	7.3%	7.1%	14.7%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		FOURTH QUARTER 2022
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$753.5	$24.5	$778.0
	% of Net Sales	18.9%		19.5%
	Selling, general and administrative	757.2	(27.2)	730.0
	% of Net Sales	19.0%		18.3%
	Operating (loss) profit	(3.7)	51.7	48.0
	% of Net Sales	(0.1)%		1.2%
	Loss from continuing operations before income taxes and equity interest	(152.2)	54.0	(98.2)
	Income taxes on continuing operations	(51.6)	(37.7)	(89.3)
	Net loss from continuing operations attributable to common shareowners - Diluted	(106.2)	91.7	(14.5)
	Diluted loss per share of common stock - Continuing operations	$(0.72)	$0.62	$(0.10)

[1]	Acquisition-related charges and other relate primarily to supply chain transformation and integration-related costs.

		FOURTH QUARTER 2021
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$1,127.0	$28.2	$1,155.2
	% of Net Sales	28.3%		29.0%
	Selling, general and administrative	933.4	(131.5)	801.9
	% of Net Sales	23.4%		20.1%
	Operating profit	193.6	159.7	353.3
	% of Net Sales	4.9%		8.9%
	Earnings from continuing operations before income taxes and equity interest	149.0	104.4	253.4
	Income taxes on continuing operations	(127.2)	42.9	(84.3)
	Share of net earnings of equity method investment	3.0	—	3.0
	Net earnings from continuing operations attributable to common shareowners - Diluted	279.6	61.5	341.1
	Diluted earnings per share of common stock - Continuing operations	$1.69	$0.37	$2.06

[2]	Acquisition-related charges and other relate primarily to a non-cash fair value adjustment, non-cash inventory step-up charges, deal costs and restructuring, partially offset by a gain on investment.
[3]	The non-GAAP 2022 and 2021 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		YEAR-TO-DATE 2022
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$4,284.1	$127.4	$4,411.5
	% of Net Sales	25.3%		26.0%
	Selling, general and administrative	3,370.0	(180.3)	3,189.7
	% of Net Sales	19.9%		18.8%
	Operating profit	914.1	307.7	1,221.8
	% of Net Sales	5.4%		7.2%
	Earnings from continuing operations before income taxes and equity interest	37.9	642.2	680.1
	Income taxes on continuing operations	(132.4)	84.0	(48.4)
	Net earnings from continuing operations attributable to common shareowners - Diluted	165.5	558.2	723.7
	Diluted earnings per share of common stock - Continuing operations	$1.06	$3.56	$4.62

[1]	Acquisition-related charges and other relate primarily to a non-cash asset impairment charge related to the Oil & Gas business, restructuring, integration-related costs, non-cash inventory step-up charges and a voluntary retirement program.

		YEAR-TO-DATE 2021
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$5,092.2	$39.0	$5,131.2
	% of Net Sales	33.3%		33.6%
	Selling, general and administrative	3,193.1	(183.6)	3,009.5
	% of Net Sales	20.9%		19.7%
	Operating profit	1,899.1	222.6	2,121.7
	% of Net Sales	12.4%		13.9%
	Earnings from continuing operations before income taxes and equity interest	1,586.9	193.9	1,780.8
	Income taxes on continuing operations	55.1	64.1	119.2
	Share of net earnings of equity method investment	19.0	11.2	30.2
	Net earnings from continuing operations attributable to common shareowners - Diluted	1,539.6	141.0	1,680.6
	Diluted earnings per share of common stock - Continuing operations	$9.33	$0.85	$10.18

[2]	Acquisition-related charges and other relate primarily to a non-cash fair value adjustment, functional transformation initiatives, non-cash inventory step-up charges, deal costs, facility-related costs and restructuring, partially offset by a gain on investment.
[3]	The non-GAAP 2022 and 2021 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		FOURTH QUARTER 2022
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$3.4	$29.8	$33.2
	Industrial	68.2	1.4	69.6
	Segment Profit	71.6	31.2	102.8
	Corporate Overhead	(75.3)	20.5	(54.8)
	Total	$(3.7)	$51.7	$48.0
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	0.1%		1.0%
	Industrial	11.3%		11.5%
	Segment Profit	1.8%		2.6%

[1]	Acquisition-related charges and other relate primarily to supply chain transformation and integration-related costs.

		FOURTH QUARTER 2021
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$235.2	$150.8	$386.0
	Industrial	53.7	3.3	57.0
	Segment Profit	288.9	154.1	443.0
	Corporate Overhead	(95.3)	5.6	(89.7)
	Total	$193.6	$159.7	$353.3
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	7.0%		11.4%
	Industrial	8.8%		9.3%
	Segment Profit	7.3%		11.1%

[2]	Acquisition-related charges and other relate primarily to a non-cash fair value adjustment and non-cash inventory step-up charges.
[3]	The non-GAAP 2022 and 2021 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		YEAR-TO-DATE 2022
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$971.9	$235.4	$1,207.3
	Industrial	236.2	7.8	244.0
	Segment Profit	1,208.1	243.2	1,451.3
	Corporate Overhead	(294.0)	64.5	(229.5)
	Total	$914.1	$307.7	$1,221.8
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	6.7%		8.4%
	Industrial	9.4%		9.7%
	Segment Profit	7.1%		8.6%

[1]	Acquisition-related charges and other relate primarily to integration-related costs, non-cash inventory step-up charges and a voluntary retirement program.

		YEAR-TO-DATE 2021
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$1,985.4	$178.4	$2,163.8
	Industrial	256.6	13.1	269.7
	Segment Profit	2,242.0	191.5	2,433.5
	Corporate Overhead	(342.9)	31.1	(311.8)
	Total	$1,899.1	$222.6	$2,121.7
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	15.5%		16.9%
	Security	10.4%		10.9%
	Segment Profit	14.7%		15.9%

[2]	Acquisition-related charges and other relate primarily to a non-cash fair value adjustment, functional transformation initiatives, non-cash inventory step-up charges and facility-related costs.
[3]	The non-GAAP 2022 and 2021 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.